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                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

Date of report (Date of earliest event reported): September 15, 1999
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                         AFTERMARKET TECHNOLOGY CORP.
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            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       0-21803              95-4486486
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(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
Incorporation or Organization)       File Number)        Identification No.)


One Oak Hill Center, Suite 400, Westmont, IL                     60559
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  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone Number, Including Area Code: (630) 455-6000
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                         AFTERMARKET TECHNOLOGY CORP.

                                  FORM 8-K

ITEM 5. OTHER EVENTS.

     On September 15, 1999, Aftermarket Technology Corp. (the "Company") issued a press release announcing that it is in negotiations to acquire substantially all of the assets of All Transmission Parts, Inc. and its affiliate, All Automatic Transmission Parts, Inc. These companies, which are expected to have 1999 revenues of approximately $24 million, supply standard transmission parts and complete assemblies as well as automatic transmission components to the independent aftermarket for the repair of automobiles and light trucks. The acquisition is expected to be slightly accretive to the Company's earnings in 1999 and is projected to add approximately $0.05-$0.07 per share in 2000.

     The acquisition, expected to be completed in early October, has been approved by the boards of directors of the Company and the All Trans companies, but remains subject to certain other contingencies, including finalization of a purchase agreement and other closing conditions. Therefore, no assurance can be given that the acquisition will be completed.

     A copy of the press release is attached to this Form 8-K as Exhibit 99.

                      FORWARD LOOKING STATEMENT NOTICE

     The above paragraph and the exhibit hereto contain forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and other filings made by the Company with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
     (c)   Exhibits

           99 Press Release issued by Aftermarket Technology Corp. on
              September 15, 1999.
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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   AFTERMARKET TECHNOLOGY CORP.

Dated:  September 15, 1999

                                                   By: /s/ Joseph Salamunovich
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                                                         Joseph Salamunovich
                                                           Vice President











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